CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
CONVERTIBLE NOTES
NOTE 7:-	CONVERTIBLE NOTES

Starting December 2013 and until December 31, 2016, the Company entered into Convertible Notes Agreements ("Agreement") and received an aggregate amount of $3,342 ("Convertible Notes"), $892 out of which from related parties as of December 31, 2016 (see also Note 11e). Such Convertible Notes bear an interest rate of 8% per annum compounded annually and are convertible, with accrued interest, to the most senior shares of the Company. The maturity date of the Convertible Notes, unless converted earlier, is the earlier to occur of (i) December 12, 2017 or (ii) an event of default as defined in the Agreement. The conversion price was set to (i) $2.457 upon voluntary conversion, and (ii) the lowest of 66.6% of the price of the most senior shares of the Company or a price per share of $5.46 calculated in accordance with the valuation of the Company being $13,333 ("Discounted Conversion Price") upon mandatory conversion in case of a "triggering event" as defined in the Agreement.

According to the Agreement, upon a triggering event caused by a financing round of at least $2,000, the holders of the Convertible Notes will have the right to participate in the next equity round, and shall have the right to purchase an amount of the most senior class of shares to be issued to the investors in such equity round, at a discounted conversion price ("Participation Rights"). In the event of an initial public offering of the Company at the offering price reflecting a pre-money valuation of at least $20,000 ("Qualified IPO"), the Participation Rights will automatically expire and the holder will instead be granted options to purchase Ordinary Shares of the Company, for an aggregate price of the principal amount invested via Convertible Notes. The exercise price of the option will be equal to the Discounted Conversion Price. The options will remain exercisable until the earlier of two years from a Qualified IPO and an acquisition of the Company.

With respect to the aforesaid Convertible Notes, the Company applies ASC 470, "Debt with Conversion and Other Options" ("ASC 470"), pursuant to which the Company recognizes and measures the Beneficial Conversion Feature ("BCF") in the Convertible Notes at the commitment date by allocating a portion of the proceeds equal to the intrinsic value of the feature to additional paid-in-capital. The intrinsic value of the feature is calculated on the commitment date using the effective conversion price. The discount resulting from the BCF is amortized over the life of the Convertible Notes through financial expenses unless mandatorily converted earlier.

In September and October 2016, the Convertible Notes' terms were modified such that subject to and effective to immediately upon the consummation of transaction whereby its Ordinary Shares shall become quoted on the OTC market the holders of the Convertible Notes elected to converted the Convertible Notes and the outstanding accrued interest amounted to $3,838 thousand to 1,397,068 Ordinary Shares of the Company. Following the conversion, the holders have no rights or claims (including the Participation Rights) under the Agreement. The Company accounted this amendment as modification according to ASC 470-50 "Modifications and Extinguishments".

The Convertible Notes balance consists of the following:

	December 31,
	2016	2015

Opening balance	$1,552	$568
Receipt of Convertible Notes	184	1,277
BCF in respect of Convertible Notes	(177)	(1,239)
Amortization of BCF	1,034	759
Capitalization of debts issuance costs	-	(38)
Amortization of debts issuance costs	16	9
Imputed interest	286	216

	$2,895	$1,552

Subsequent to December 31, 2016, upon the closing of the merger transaction (see also Note 14b) all the Company's outstanding Convertible Notes were converted into 1,397,068 Ordinary shares of the Company and the remaining BCF was amortized immediately into statement of comprehensive loss as finance expenses.